UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Supplemental Information	44
Expense Example	51

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2019

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its fifth year of operation and we are proud to report on our performance through the end of June 30, 2019.

For the fiscal year ending June 30, 2019, the AAM/HIMCO Short Duration Fund Class A returned 3.89% and 1.34% including applicable sales charges, Class C returned 3.12% and Class I returned 4.04%.1 The Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, returned 4.27%.2 From an income perspective, the 30-Day SEC Yield on a subsidized basis for the Fund Class A, C and I Shares as of June 30, 2019 were 2.33%, 1.85% and 2.58%, respectively. For the same time period, on an unsubsidized basis, the 30-Day SEC Yield for the Fund Class A, C and I Shares were 2.14%, 1.66% and 2.39%, respectively.3

The Fund's investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called “junk bonds”), as well as bank loans and loan participation interests. Our view is that investors may benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review

The past year has experienced significant shifts in investor sentiment which, coupled with lower levels of conviction regarding the economic outlook, resulted in periods of market volatility. The second half of 2018 saw two further hikes in the Federal Funds Rate to an upper bound of 2.50% with the market, in hindsight, reluctantly pricing in further increases in 2019 and 2020 given the guidance from the Federal Reserve (the Fed).4 While the less accommodative posture of the Fed at the end of 2018 may in itself have been manageable for the market, concerns related to the ongoing stalemate in Washington D.C. coupled with building public tensions between the White House and the Fed introducing concerns of independence, a further deterioration in the relationship between the U.S. and China, numerous headwinds across Europe - not the least of which the Brexit negotiations, and finally the increasing chorus of reduced forecasts for global economic growth led many to believe that the likelihood of a policy misstep by the Federal Open Market Committee (FOMC) had increased markedly if it had not already occurred. Disappointment in the perceived lack of clarity from the FOMC, at that time, gave the appearance that they had become disconnected from the market’s concerns of the downside risks to the economy. This led to significant underperformance of risk assets, both credit spreads and equities, and a subsequent flight to quality leading to materially lower interest rates, suggesting that the Fed may be forced to ease or at the very least take a protracted pause in the tightening cycle. The beginning of 2019 quickly ushered in assurances from Chair Powell and other FOMC members that they were cognizant of the impact the increase in market volatility and uncertainty could potentially have on future growth and the risk of an earlier than anticipated recession. The release of the December FOMC minutes provided greater insight into the Fed’s sensitivity to downside risks for domestic economic growth stating that “in an environment of muted inflation pressures, the Committee could afford to be patient about further policy firming.”5 Risk assets quickly recovered though interest rates remained low in anticipation that the market was now in the early stages of a new easing cycle. This past May ushered in another period of volatility due to building trade tensions though this too proved to be relatively short lived as credit spreads and equities recovered, in June, on the premise that the FOMC would now, with certainty, begin easing monetary policy at their upcoming meetings. In their statement following the June meeting the FOMC dropped its “patient” policy stance in favor of a pledge to “act as appropriate to sustain the expansion”, while the assessment of economic growth was lowered from “solid” to “moderate” and also noting that “uncertainties about this outlook have increased”.6 Chair Powell indicated at the press conference that even those policymakers who favored unchanged policy rates agreed that the argument for easing policy had strengthened. At the end of the second quarter 2019 the market had now priced in upwards of 75 basis points of cumulative easing akin to the periods in 1995 and 1998 when the Fed was able to engineer an economic soft landing.7

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Over the course of the 12 months, ending June 30 2019, the two-year Treasury finished 77 basis points lower at 1.76% having traded as high as 2.97% in November 2018, illustrating the magnitude of the interest rate move.8 The three-year ended at 1.71%, 91 basis points lower8 while the five-year Treasury ended 97 basis points lower at 1.77% having reached a high of 3.09% back in November 2018.9 Each of these interest rates reflected the market belief that the Fed was preparing to ease over the coming months, with risk assets pricing in the successful engineering of an economic soft landing. We believe the likelihood of an imminent recession is seemingly remote given the economic growth outlook which, while below trend, appears to be stable. We also believe the fall in interest rates does, to some extent, appears to have been validated by recent statements from various FOMC members with the likelihood of a 25 basis point “insurance” cut at the July meeting followed by additional cuts should economic conditions warrant. In our view, it does however seem unlikely at this time that there will be a 50 basis point cut at the July meeting given the appearance that the FOMC would instead choose to first remove the 25 basis point tightening from December of last year that has become, in hindsight, so contentious.

The Fund’s portfolio maintained an interest rate duration position on the lower end of the range and was shorter duration than that of the benchmark over the course of the year. However, the weighted average life of the portfolio at the end of the fiscal year was toward the longer end of the range of the past few years reflecting our constructive view on select spread sectors over the coming quarters. In terms of the allocation to the spread sectors, the portfolio was diversified across investment grade corporates, asset-backed securities (ABS), collateralized loan obligations (CLOs), high yield corporates, bank loans, and commercial mortgage-backed securities (CMBS).10 Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return profiles. The Fund had a relatively lower allocation to U.S. Treasuries while the cash position allowed us the ability to efficiently reposition the portfolio during periods of market volatility. The positioning in investment grade corporates was largely weighted to the financial sector which generated relatively favorable risk-adjusted returns. Given the current market climate, we believe this will likely continue to be the case. We were selective within the industrial sector given some signs of deterioration within the fundamental metrics, however we have now begun to see management teams address some of those concerns which is resulting in a more stable outlook, though this is something we continue to watch closely. The stable outlook as it relates to the U.S. consumer, particularly the employment situation, leads us to view the ABS sector favorably though we are monitoring various signals for any warning signs for potential weakness. Along with the ABS position we believe CLOs are relatively compelling both in terms of income and risk-adjusted performance given their structure and valuations while also providing diversification. The high yield and bank loan positions were and remain biased to BB rated issuers with shorter-dated maturities. With the continued longer-term uncertainty over trade deals, idiosyncratic risk at the issuer level and likelihood for further bouts of market volatility, the Fund did not have any exposure to the emerging market sector at fiscal year end, though this is something we continue to evaluate.

The portfolio overweight, relative to the benchmark, to the various credit and securitized sectors contributed positively to performance. In spite of the volatility over the course of the 12 months, spread levels finished marginally lower over the period. The allocation to bank loans and high yield were the main sources of outperformance followed by the subsequent underweight to U.S. Treasuries. An overweight allocation to investment grade corporates as well as our securitized holdings in CLOs, ABS and CMBS was also additive. In terms of security selection, performance was driven by the holdings in both the financial and industrial sub-sectors and to a lesser extent U.S. Agencies. However, a large part of this outperformance in sector allocation and security selection was offset by the meaningful fall in yields over the 12-month period given our shorter duration posture and curve positioning relative to the benchmark.

Outlook

We remain wary of the numerous geopolitical risks, which are seemingly ever present, that have resulted in an increasing level of uncertainty in the economic outlook. The continued inversion of some parts of the U.S. Treasury curve continue to garner attention and have generated much debate as to the future timing of a potential recession. Such a recessionary outcome appears unlikely in the near term with risk assets, equities and spread sectors, pricing a scenario whereby the Fed will be able to engineer an economic soft landing. Nonetheless, some of the recent data is suggesting that economic growth both in the U.S. and globally does appear to be slowing to a level below trend. However, having said that, employment data continues to be strong contradicting some of these other economic releases providing an illustration as to what is resulting in a lower level of conviction in the economic outlook and hence the potential for additional periods of volatility in the market. One of the key supports to the market is the belief that Central Banks continue to stand ready to ease monetary policy against the backdrop of uncertainty as it relates to fiscal policy and geopolitics. The market appears to be hopeful that there will ultimately be a longer term trade deal between the U.S. and China though it is difficult to ignore the degree of complexity and difficulty in reaching an outcome that is palatable to all of the constituents involved. In the event of a comprehensive agreement between the U.S. and China, which appears unlikely in the short term, attentions are then likely to shift to other U.S. trading relationships in particular with Europe and Japan. We continue to monitor closely the impact of the trade negotiations on the sentiment and confidence of both businesses and consumers. There have been some signs of impact in recent economic data though at this time it appears to have been somewhat taken in stride. However, a protracted period of uncertainty is likely to have materially higher implications given the increased likelihood of a protracted retrenchment. The subsequent negative consequences of this will be arguably hard to reverse in spite of what would likely be significantly easier monetary policy.

Other risks we are monitoring include Brexit. At the end of July, the U.K. will have a new Prime Minister in place with the expectation that negotiations will once again begin in earnest. This too has the potential to impact business and consumer confidence further particularly if the risk of the U.K. leaving the European Union without a well-defined “deal” grows. The implications for European and U.K. growth would clearly become increasingly uncertain and act as another headwind for global growth in general. As there is now a prospect of negotiations with North Korea resuming and hence reducing the risk of a further deterioration in relations, the focus has now shifted to the increased tensions with Iran as well as the demonstrations in Hong Kong. Further deterioration in each of these regions could have broader implications for the growth outlook and valuations for risk assets.

The FOMC’s most recent semi-annual monetary policy report to Congress further acknowledged the moderation in Gross Domestic Product (GDP) growth and once again reiterated “that it will closely monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion.”6 This has led to the presumption that the Fed will likely cut rates at the July meeting in effect reversing the hike back in December of last year, at this time the market consensus is for a 25 basis point reduction with further reductions in the coming quarters.11 Given current market pricing any resolution to the aforementioned trade disputes or calming of geopolitical tensions could put upward pressure on interest rates as the market begins to price in a reduction of fewer headwinds and as such a lower likelihood of additional interest rate cuts. Conversely continued weakness in inflationary pressures coupled with growing fears of a global led recession could lead the FOMC to act more forcefully. As eluded to by the FOMC this will be very much predicated on incoming economic data which will now be monitored ever more closely by market participants. This once again illustrates what is an inevitable likelihood for further periods of volatility. The U.S. Presidential cycle is beginning to show signs of what is likely to be a very contentious and fierce campaign. This is one more consideration for the FOMC who are not only unlikely to see much in the way of fiscal support for the economy out of Washington, but will also want to continue to be seen as acting in an independent manner outside of the political debate which in itself adds another dimension. As it is becoming increasingly apparent that new themes and risks will continue to present themselves, and that periods of market volatility appear to be occurring more frequently, we will seek to efficiently reposition the portfolio reflecting what we deem to be appropriate market opportunities. As the underlying fundamentals appear to be stable for now, we will consider adding further to the Fund’s credit and securitized positions to generate additional income. However, we will continue to embrace a cautious approach with a focus on liquidity and diversification.

1.	Sales charge for Class A: 2.50%, maximum deferred sales charge 1.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within 12 months of purchase. Sales charges do not apply the Class I shares. Performance returns would be lower if this charge was reflected.

2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index.

3.	The 30-day SEC Dividend Yield is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses, while the subsidized yield takes into account fee waivers.

4.	FOMC’s Target Federal Funds Rate or Range https://www.federalreserve.gov/monetarypolicy/openmarket.htm

5.	FOMC Meeting Minutes, December 10-11, 2018 https://www.federalreserve.gov/monetarypolicy/fomccalendars.htm

6.	FOMC Meeting Minutes, June 18-19, 2019 https://www.federalreserve.gov/monetarypolicy/fomccalendars.htm

7.	Bloomberg, as of June 30, 2019

8.	Bloomberg, 2 Year/3 Year U.S Treasury, June 30, 2019

9.	Bloomberg, 5 Year U.S Treasury, June 30, 2019

10.	Diversification cannot assure against market loss.

11.	Bloomberg, as of June 30, 2019

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the Fund) through the end of June 30, 2019 and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent investment advice, an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Risks: A significant percentage of the Fund’s assets may be below-investment-grade securities (“high-yield securities” or “junk bonds”), which are rated lower because there is a greater possibility that the issuer may be unable to make its interest and principal payments. This Fund invests in bank loans, which carry credit risks of nonpayment of principal or interest and risks of bankruptcy, insolvency, illiquidity, and valuation. The Fund may invest in derivatives, which carry different (and possibly greater) risks than direct investments in issuers, and are very dependent upon the sub-advisor’s judgment. In addition, investments in derivative instruments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund. The Fund is subject to credit risk (the risk that the issuing company may not be able to pay interest and principal when due), interest rate risk (the risk that your investment may go down in value when interest rates rise), and risk of loss (the risk that you could lose money on your investment). The Fund may invest in foreign securities, which can be riskier than investments in U.S. securities (risks may include currency risk, illiquidity risks, and risks from substantially lower trading volume on foreign markets. Past Performance does not guarantee future results.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund. This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.89%	2.14%	2.14%	6/30/14
Class C²	3.12%	1.40%	1.40%	6/30/14
Class I³	4.04%	2.39%	2.39%	6/30/14
After deducting maximum sales charge
Class A¹	1.34%	1.61%	1.61%	6/30/14
Class C²	2.12%	1.40%	1.40%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.27%	1.46%	1.46%	6/30/14

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I shares do not have any initial or contingent deferred sales charge.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.18% and 0.84%, respectively, for Class C shares were 1.93% and 1.59%, respectively, and for Class I shares were 0.93% and 0.59%, respectively, which were stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES — 18.1%
	ACE Securities Corp. Home Equity Loan Trust Series
$58,974	Series 2005-HE2, Class M4, 3.364% (LIBOR 1 Month+96 basis points), 4/25/2035[1,2]	$59,100
140,070	Series 2005-WF1, Class M2, 3.064% (LIBOR 1 Month+66 basis points), 5/25/2035[1,2]	140,633
155	AmeriCredit Automobile Receivables Trust Series 2015-1, Class C, 2.510%, 1/8/2021[1]	155
111,251	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R9, Class M2, 3.379% (LIBOR 1 Month+97 basis points), 10/25/2034[1,2]	111,693
600,000	Anchorage Capital CLO Ltd. Series 2014-5RA, Class X, 3.197% (LIBOR 3 Month+60 basis points), 1/15/2030[1,2,3]	598,565
	Angel Oak Mortgage Trust LLC
153,322	Series 2017-3, Class A1, 2.708%, 11/25/2047[1,3,4]	153,304
519,905	Series 2019-3, Class A3, 3.238%, 5/25/2059[1,3,4]	521,725
1,000,000	Apex Credit CLO Ltd. Series 2015-2A, Class BR, 3.988% (LIBOR 3 Month+140 basis points), 10/17/2026[1,2,3]	985,442
515,625	Apidos CLO Series 2013-12A, Class XR, 3.197% (LIBOR 3 Month+60 basis points), 4/15/2031[1,2,3]	514,479
125,124	Asset Backed Securities Corp. Home Equity Loan Trust Series 2005-HE5, Class M3, 3.124% (LIBOR 1 Month+72 basis points), 6/25/2035[1,2]	125,490
467,059	Atlas Senior Loan Fund Ltd. Series 2018-10A, Class X, 3.247% (LIBOR 3 Month+65 basis points), 1/15/2031[1,2,3]	466,358
1,025,000	BlueMountain CLO Ltd. Series 2015-2A, Class BR, 4.101% (LIBOR 3 Month+150 basis points), 7/18/2027[1,2,3]	1,016,281
1,076,786	Canyon Capital CLO Ltd. Series 2016-1A, Class X, 3.297% (LIBOR 3 Month+70 basis points), 7/15/2031[1,2,3]	1,070,799
305,000	Capital Auto Receivables Asset Trust Series 2016-1, Class D, 4.030%, 8/21/2023[1]	306,839
300,000	CBAM Ltd. Series 2017-3A, Class X, 3.288% (LIBOR 3 Month+70 basis points), 10/17/2029[1,2,3]	299,213
383,451	Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.000%, 9/25/2064[1,3,4]	388,713
	COLT Mortgage Loan Trust
355,493	Series 2018-4, Class A3, 4.210%, 12/28/2048[1,3,4]	359,872
907,683	Series 2019-1, Class A3, 4.012%, 3/25/2049[1,3,4]	922,851
755,000	Series 2019-3, Class A1, 2.764%, 8/25/2049[1,3,4]	754,992

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$52,848	Commonbond Student Loan Trust Series 2016-B, Class B, 4.000%, 10/25/2040[1,3]	$54,166
	CPS Auto Receivables Trust
200,000	Series 2015-C, Class D, 4.630%, 8/16/2021[1,3]	202,295
815,000	Series 2017-B, Class D, 3.950%, 3/15/2023[1,3]	826,969
	Credit Acceptance Auto Loan Trust
1,000,000	Series 2016-2A, Class C, 4.290%, 11/15/2024[1,3]	1,001,517
910,000	Series 2017-1A, Class B, 3.040%, 12/15/2025[1,3]	912,051
	Deephaven Residential Mortgage Trust
60,733	Series 2017-1A, Class A1, 2.725%, 12/26/2046[1,3,4]	60,755
31,911	Series 2017-1A, Class A2, 2.928%, 12/26/2046[1,3,4]	31,927
20,588	Series 2017-1A, Class A3, 3.485%, 12/26/2046[1,3,4]	20,672
1,178,670	Series 2017-3A, Class A2, 2.711%, 10/25/2047[1,3,4]	1,176,070
87,040	Series 2017-3A, Class A3, 2.813%, 10/25/2047[1,3,4]	86,845
464,314	Series 2018-1A, Class A1, 2.976%, 12/25/2057[1,3,4]	465,500
957,893	Series 2019-2A, Class A3, 3.763%, 4/25/2059[1,3,4]	968,123
	Dryden CLO Ltd.
800,000	Series 2018-71A, Class B, 4.593% (LIBOR 3 Month+190 basis points), 1/15/2029[1,2,3]	800,190
620,000	Series 2019-75A, Class BR, 0.000% (LIBOR 3 Month+170 basis points), 7/15/2030[1,2,3]	620,000
35,896	Earnest Student Loan Program LLC Series 2016-D, Class B, 3.800%, 1/25/2041[1,3]	36,301
625,000	Exeter Automobile Receivables Trust Series 2018-2A, Class C, 3.690%, 3/15/2023[1,3]	633,294
100,000	First Investors Auto Owner Trust Series 2015-2A, Class D, 4.220%, 12/15/2021[1,3]	101,046
	Flagship Credit Auto Trust
160,733	Series 2016-1, Class B, 3.910%, 6/15/2022[1,3]	161,356
1,095,000	Series 2017-3, Class B, 2.590%, 7/15/2022[1,3]	1,094,267
205,000	Series 2016-2, Class B, 3.840%, 9/15/2022[1,3]	206,110
80,301	Foursight Capital Automobile Receivables Trust Series 2017-1, Class A, 2.370%, 4/15/2022[1,3]	80,209
690,000	Galaxy CLO Ltd. Series 2018-27A, Class X, 3.125% (LIBOR 3 Month+60 basis points), 5/16/2031[1,2,3]	690,263
62,500	Hempstead CLO Ltd. Series 2017-2A, Class X, 3.545% (LIBOR 3 Month+100 basis points), 8/10/2029[1,2,3]	62,443
815,000	Hertz Fleet Lease Funding LP Series 2019-1, Class C, 3.090%, 1/10/2033[1,3]	827,225
	Home Equity Asset Trust
53,794	Series 2005-5, Class M2, 3.169% (LIBOR 1 Month+77 basis points), 11/25/2035[1,2]	53,924
54,636	Series 2005-6, Class M2, 2.894% (LIBOR 1 Month+49 basis points), 12/25/2035[1,2]	54,772

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$185,923	Hull Street CLO Ltd. Series 2014-1A, Class AR, 3.821% (LIBOR 3 Month+122 basis points), 10/18/2026[1,2,3]	$186,044
250,000	KKR CLO Ltd. Series 11, Class X, 3.197% (LIBOR 3 Month+60 basis points), 1/15/2031[1,2,3]	249,824
1,000,000	Mariner CLO LLC Series 2019-1A, Class B, 4.545% (LIBOR 3 Month+200 basis points), 4/30/2032[1,2,3]	1,003,024
1,000,000	Mello Warehouse Securitization Trust Series 2019-1, Class D, 3.804% (LIBOR 1 Month+140 basis points), 6/25/2052[2,3]	1,000,001
	Mountain View CLO
400,000	Series 2013-1A, Class XR, 3.354% (LIBOR 3 Month+75 basis points), 10/12/2030[1,2,3]	398,444
1,000,000	Series 2015-9A, Class X, 3.147% (LIBOR 3 Month+55 basis points), 7/15/2031[1,2,3]	999,426
428,571	MP CLO Ltd. Series 2013-1A, Class X, 3.242% (LIBOR 3 Month+65 basis points), 10/20/2030[1,2,3]	428,637
	NextGear Floorplan Master Owner Trust
250,000	Series 2016-2A, Class A2, 2.190%, 9/15/2021[1,3]	249,688
853,000	Series 2017-2A, Class B, 3.020%, 10/17/2022[1,3]	857,861
240,000	Series 2018-1A, Class B, 3.570%, 2/15/2023[1,3]	243,536
820,000	Niagara Park Clo Ltd. Series 2019-1A, Class B, 4.194% (LIBOR 3 Month+180 basis points), 7/17/2032[1,2,3]	820,000
1,000,000	Oaktree CLO 2019 -2 Ltd. Series 2019-2A, Class A2, 4.676% (LIBOR 3 Month+220 basis points), 4/15/2031[1,2,3]	1,003,269
	OZLM Ltd.
125,000	Series 2015-11A, Class X, 3.333% (LIBOR 3 Month+75 basis points), 10/30/2030[1,2,3]	124,987
812,500	Series 2018-20A, Class X, 3.292% (LIBOR 3 Month+70 basis points), 4/20/2031[1,2,3]	810,509
	Palmer Square CLO Ltd.
748,056	Series 2018-3A, Class A1, 3.368% (LIBOR 3 Month+85 basis points), 8/15/2026[1,2,3]	744,328
750,000	Series 2018-3A, Class B, 4.418% (LIBOR 3 Month+190 basis points), 8/15/2026[1,2,3]	746,647
1,000,000	Park Avenue Institutional Advisers CLO Ltd. Series 2019-1A, Class A2A, 4.564% (LIBOR 3 Month+200 basis points), 5/15/2032[1,2,3]	1,003,345
1,177,733	Prestige Auto Receivables Trust Series 2015 -1, Class D, 3.050%, 4/15/2021[1,3]	1,178,167

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$112,997	RAMP Trust Series 2005-EFC2, Class M4, 3.319% (LIBOR 1 Month+91 basis points), 7/25/2035[1,2]	$113,336
	RASC Trust
317,698	Series 2005-KS8, Class M3, 2.884% (LIBOR 1 Month+48 basis points), 8/25/2035[1,2]	318,139
161,330	Series 2005-KS9, Class M3, 2.864% (LIBOR 1 Month+46 basis points), 10/25/2035[1,2]	161,635
1,000,000	Regatta XV Funding Ltd. Series 2018-4A, Class A2, 4.430% (LIBOR 3 Month+185 basis points), 10/25/2031[1,2,3]	990,089
700,000	Sound Point CLO Ltd. Series 2015-2A, Class B2R, 3.942% (LIBOR 3 Month+135 basis points), 7/20/2027[1,2,3]	689,891
186,455	Soundview Home Loan Trust Series 2005-DO1, Class M4, 3.304% (LIBOR 1 Month+90 basis points), 5/25/2035[1,2]	186,550
929,066	Spirit Master Funding LLC Series 2014-1A, Class A2, 5.370%, 7/20/2040[1,3]	947,308
471,188	Spruce Hill Mortgage Loan Trust Series 2019-SH1, Class A3, 3.652%, 4/29/2049[1,3,4]	475,501
	Structured Asset Investment Loan Trust
37,155	Series 2004-10, Class A7, 3.464% (LIBOR 1 Month+106 basis points), 11/25/2034[1,2]	37,325
82,589	Series 2005-1, Class M2, 3.124% (LIBOR 1 Month+72 basis points), 2/25/2035[1,2,3]	82,972
57,813	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-WF2, Class A4, 2.714% (LIBOR 1 Month+31 basis points), 7/25/2036[1,2]	57,805
1,500,000	Trinitas CLO Ltd. Series 2016-4A, Class XR, 3.351% (LIBOR 3 Month+75 basis points), 10/18/2031[1,2,3]	1,496,907
438,375	Verus Securitization Trust Series 2019-2, Class A3, 3.448%, 4/25/2059[1,3,4]	441,816
715,000	Vibrant CLO Ltd. Series 2019-11A, Class A2, 4.100% (LIBOR 3 Month+185 basis points), 7/20/2032[1,2,3]	715,000
570,000	Voya CLO Ltd. Series 2016-1A, Class XR, 3.192% (LIBOR 3 Month+60 basis points), 1/20/2031[1,2,3]	570,042
	Westlake Automobile Receivables Trust
91,447	Series 2016-2A, Class D, 4.100%, 6/15/2021[1,3]	91,742
270,386	Series 2017-1A, Class C, 2.700%, 10/17/2022[1,3]	270,472
735,000	Series 2018-1A, Class C, 2.920%, 5/15/2023[1,3]	737,203

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$250,000	Series 2017-2A, Class E, 4.630%, 7/15/2024[1,3]	$255,907
	TOTAL ASSET-BACKED SECURITIES
	(Cost $40,602,627)	40,712,171
	BANK LOANS — 8.5%
294,599	1011778 BC ULC 4.772% (US LIBOR+225 basis points), 2/17/2024[1,2,5,6]	292,882
492,985	Albertson's LLC 5.311% (US LIBOR+325 basis points), 12/21/2022[1,2,5]	493,601
640,928	American Airlines, Inc. 4.451% (US LIBOR+200 basis points), 10/10/2021[1,2,5]	639,546
473,966	American Axle & Manufacturing, Inc. 4.740% (US LIBOR+225 basis points), 4/6/2024[1,2,5]	464,859
483,166	Aramark Services, Inc. 4.189% (US LIBOR+175 basis points), 3/11/2025[1,2,5]	482,260
413,315	Asurion LLC 5.438% (US LIBOR+300 basis points), 11/3/2023[1,2,5]	412,982
613,646	Avolon TLB Borrower 1 U.S. LLC 4.191% (US LIBOR+200 basis points), 1/15/2025[1,2,5]	613,711
534,000	Berry Global, Inc. 5.060% (US LIBOR+250 basis points), 5/15/2026[1,2,7,8]	530,996
696,922	CDW LLC 4.190% (US LIBOR+175 basis points), 8/17/2023[1,2,5]	697,577
576,622	CenturyLink, Inc. 5.272% (US LIBOR+275 basis points), 1/31/2025[1,2,5,7,8]	564,291
395,990	Charter Communications Operating LLC 4.330% (US LIBOR+200 basis points), 4/30/2025[1,2,5]	395,990
296,250	Chemours Co. 4.190% (US LIBOR+175 basis points), 4/3/2025[1,2,5]	288,251
442,531	CSC Holdings LLC 4.644% (US LIBOR+225 basis points), 7/17/2025[1,2,5]	436,203
516,619	DaVita, Inc. 4.730% (US LIBOR+275 basis points), 6/24/2021[1,2,5]	517,050
557,109	Dell International LLC 4.440% (US LIBOR+200 basis points), 9/7/2023[1,2,5,7,8]	554,906
399,000	Energizer Holdings, Inc. 4.750% (US LIBOR+225 basis points), 1/2/2026[1,2,5]	398,254
	First Data Corp.
611,504	4.404% (US LIBOR+200 basis points), 7/10/2022[1,2,5,7,8]	611,489
230,733	4.404% (US LIBOR+200 basis points), 4/26/2024[1,2,5]	230,733
296,134	Golden Nugget, Inc. 0.000% (US LIBOR+325 basis points), 10/4/2023[1,2,5]	294,116
246,250	Hanesbrands, Inc. 4.189% (US LIBOR+175 basis points), 12/15/2024[1,2,5]	246,866
501,163	Hilton Worldwide Finance LLC 4.154% (US LIBOR+175 basis points), 10/25/2023[1,2,5]	501,163

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$335,000	Level 3 Parent LLC 4.652% (US LIBOR+225 basis points), 2/17/2024[1,2,5]	$332,781
288,350	McDermott Technology Americas, Inc. 7.242% (US LIBOR+500 basis points), 4/5/2025[1,2,5]	284,048
669,467	MGM Growth Properties Operating Partnership LP 4.439% (US LIBOR+200 basis points), 3/25/2025[1,2,5,7,8]	666,174
493,009	Micron Technology, Inc. 4.190% (US LIBOR+600 basis points), 4/26/2022[1,2,5]	493,164
555,765	MPH Acquisition Holdings LLC 5.351% (US LIBOR+300 basis points), 6/7/2023[1,2,5]	532,840
649,396	Navistar, Inc. 5.820%(US LIBOR+350 basis points), 11/6/2024[1,2,5]	648,889
482,000	Panther BF Aggregator 2 LP 3.500% (US LIBOR+350 basis points), 4/30/2026[1,2,5,6]	479,139
662,088	Party City Holdings, Inc. 4.940% (US LIBOR+250 basis points), 8/19/2022[1,2,5]	658,897
517,706	Post Holdings, Inc. 4.404% (US LIBOR+200 basis points), 5/24/2024[1,2,5]	515,943
497,500	Resideo Funding, Inc. 4.330% (US LIBOR+200 basis points), 10/4/2025[1,2,5]	497,813
196,482	Serta Simmons Bedding LLC 3.500% (US LIBOR+350 basis points), 11/8/2023[1,2,5]	128,267
240,902	Sinclair Television Group, Inc. 4.690% (US LIBOR+225 basis points), 1/3/2024[1,2,5]	238,191
671,207	Sprint Communications, Inc. 4.938% (US LIBOR+250 basis points), 2/3/2024[1,2,5]	662,256
502,722	SS&C Technologies, Inc. 4.689% (US LIBOR+225 basis points), 4/16/2025[2,5]	501,604
389,381	United Airlines, Inc. 4.152% (US LIBOR+175 basis points), 4/1/2024[1,2,5]	388,407
436,394	Versum Materials, Inc. 4.330% (US LIBOR+250 basis points), 9/30/2023[1,2,5]	436,575
296,000	Vertiv Group Corp. 6.330% (US LIBOR+400 basis points), 11/30/2023[1,2,5]	281,940
398,000	Virgin Media Bristol LLC 4.894% (US LIBOR+250 basis points), 1/15/2026[1,2,5]	397,005
596,382	Vistra Operations Co. LLC 4.057% (US LIBOR+200 basis points), 12/1/2025[1,2,5]	596,460
630,416	Western Digital Corp. 4.152% (US LIBOR+175 basis points), 4/29/2023[1,2,5]	618,596
	TOTAL BANK LOANS
	(Cost $19,128,654)	19,026,715

	COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.8%
9,000,000	BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XB, 0.226%, 4/14/2033[1,3,4,9]	69,291

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$72,393	BBCMS Trust Series 2014-BXO, Class D, 5.394% (LIBOR 1 Month+300 basis points), 8/15/2027[2,3]	$72,407
900,000	BB-UBS Trust Series 2012-SHOW, Class E, 4.160%, 11/5/2036[3,4]	896,247
1,000,000	BX Commercial Mortgage Trust Series 2018-BIOA, Class C, 3.515% (LIBOR 1 Month+112 basis points), 3/15/2037[2,3]	999,990
600,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 4.944% (LIBOR 1 Month+255 basis points), 12/15/2037[2,3]	605,620
2,516,203	CFCRE Commercial Mortgage Trust Series 2016-C3, Class XA, 1.199%, 1/10/2048[1,4,9]	142,233
500,000	Citigroup Commercial Mortgage Trust Series 2017-1500, Class D, 4.244% (LIBOR 1 Month+185 basis points), 7/15/2032[2,3]	495,221
	COMM Mortgage Trust
1,245,979	Series 2014-CR19, Class XA, 1.286%, 8/10/2047[1,4,9]	48,505
100,000	Series 2015-CR23, Class CMB, 3.807%, 5/10/2048[1,3,4]	100,701
2,000,000	Core Industrial Trust Series 2015-CALW, Class XB, 0.567%, 2/10/2034[3,4,9]	20,060
	Fannie Mae-Aces
158,490	Series 2013-M5, Class X2, 2.355%, 1/25/2022[4,9]	4,016
54,226,748	Series 2012-M9, Class X2, 0.668%, 4/25/2022[4,9]	676,479
22,641,423	Series 2014-M8, Class X2, 0.488%, 6/25/2024[4,9]	336,089
	Freddie Mac Multifamily Structured Pass-Through Certificates
2,300,000	Series K721, Class X3, 1.296%, 9/25/2022[1,4,9]	90,063
4,600,000	Series K723, Class XAM, 0.975%, 9/25/2023[1,4,9]	152,775
5,558,040	Series K044, Class X1, 0.869%, 1/25/2025[1,4,9]	189,735
900,000	Series K043, Class X3, 1.691%, 2/25/2043[1,4,9]	72,508
2,900,000	Series K046, Class X3, 1.558%, 4/25/2043[1,4,9]	224,248
900,000	Series K050, Class X3, 1.606%, 10/25/2043[1,4,9]	75,200
1,100,000	Series K052, Class X3, 1.668%, 1/25/2044[1,4,9]	99,592
240,000	FREMF Mortgage Trust Series 2015-K721, Class B, 3.565%, 11/25/2047[1,3,4]	246,078
	Government National Mortgage Association
9,890,630	Series 2013-139, Class IO, 0.441%, 10/16/2054[1,4,9]	276,196
1,870,844	Series 2015-93, Class IO, 0.754%, 11/16/2054[1,4,9]	82,637
1,565,041	Series 2013-175, Class IO, 0.685%, 5/16/2055[1,4,9]	45,544
953,871	Series 2014-120, Class IO, 0.694%, 4/16/2056[1,4,9]	34,839
8,207,871	Series 2017-185, Class IO, 0.594%, 4/16/2059[1,4,9]	460,700
6,918,084	Series 2017-169, Class IO, 0.733%, 1/16/2060[1,4,9]	436,517
6,642,515	Series 2018-41, Class IO, 0.795%, 5/16/2060[1,4,9]	477,736
8,920,632	Series 2018-52, Class IO, 0.582%, 7/16/2060[1,4,9]	519,582
13,648,456	Series 2019-8, Class IO, 0.574%, 11/16/2060[1,4,9]	948,609
10,191,834	Series 2019-14, Class IO, 0.728%, 11/16/2060[1,4,9]	877,894

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	KGS-Alpha SBA COOF Trust
$1,540,575	Series 2015-1, Class A, 1.442%, 10/25/2035[1,3,4,9,10,11]	$59,938
1,206,615	Series 2014-3, Class A, 1.402%, 5/25/2039[1,3,4,9,10,11]	39,969
181,236	Series 2015-2, Class A, 2.804%, 7/25/2041[1,3,4,9,10,11]	12,970
899,224	Morgan Stanley Capital I Trust Series 2012-STAR, Class XA1, 1.973%, 8/5/2034[3,4,9]	25,481
604,192	SG Residential Mortgage Trust Series 2018-1, Class A3, 3.735%, 4/27/2048[1,3,4]	610,048
2,763,160	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class XA, 0.999%, 9/15/2058[1,4,9]	114,077
3,200,000	WFRBS Commercial Mortgage Trust Series 2014-C21, Class XB, 0.752%, 8/15/2047[1,4,9]	102,506
6,400,000	Series 2014-C22, Class XB, 0.496%, 9/15/2057[1,4,9]	133,478
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,695,523)	10,875,779
	CORPORATE BONDS — 65.5%
	COMMUNICATIONS — 2.9%
1,000,000	AT&T, Inc. 3.418% (LIBOR 3 Month+89 basis points), 2/15/2023[2]	989,411
1,000,000	British Telecommunications PLC 4.500%, 12/4/2023[1,6]	1,070,930
450,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 9/30/2022[1]	456,795
125,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, 7/23/2020[1]	126,121
500,000	Discovery Communications LLC 3.097% (LIBOR 3 Month+71 basis points), 9/20/2019[2]	500,551
214,000	DISH DBS Corp. 6.750%, 6/1/2021	224,432
300,000	Level 3 Financing, Inc. 5.125%, 5/1/2023[1]	302,505
600,000	Sirius XM Radio, Inc. 3.875%, 8/1/2022[1,3]	601,500
80,000	Sprint Communications, Inc. 7.000%, 3/1/2020[3]	82,000
129,375	Sprint Spectrum Co. LLC 3.360%, 3/20/2023[3]	129,409
200,000	TEGNA, Inc. 4.875%, 9/15/2021[1,3]	200,500
294,000	T-Mobile USA, Inc. 4.000%, 4/15/2022[1]	300,615
500,000	Verizon Communications, Inc. 3.410% (LIBOR 3 Month+100 basis points), 3/16/2022[2]	507,550

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$1,000,000	Vodafone Group PLC 3.591% (LIBOR 3 Month+99 basis points), 1/16/2024[2,6]	$1,002,500
		6,494,819
	CONSUMER DISCRETIONARY — 6.3%
300,000	1011778 BC ULC / New Red Finance, Inc. 4.625%, 1/15/2022[1,3,6]	300,000
485,000	Daimler Finance North America LLC 3.115% (LIBOR 3 Month+55 basis points), 5/4/2021[2,3]	485,080
	Delta Air Lines, Inc.
583,000	2.875%, 3/13/2020	583,708
500,000	3.400%, 4/19/2021	507,526
	ERAC USA Finance LLC
1,000,000	2.350%, 10/15/2019[3]	998,818
2,000,000	5.250%, 10/1/2020[3]	2,067,992
500,000	General Motors Co. 3.365% (LIBOR 3 Month+80 basis points), 8/7/2020[2]	500,621
	General Motors Financial Co., Inc.
500,000	4.200%, 3/1/2021[1]	511,097
1,000,000	4.200%, 11/6/2021	1,029,687
	GLP Capital LP / GLP Financing II, Inc.
250,000	4.875%, 11/1/2020[1]	254,340
300,000	5.375%, 11/1/2023[1]	321,654
1,000,000	Hyundai Capital America 3.529% (LIBOR 3 Month+94 basis points), 7/8/2021[2,3]	1,001,021
600,000	International Game Technology PLC 6.250%, 2/15/2022[1,3,6]	633,750
573,000	Lennar Corp. 4.750%, 11/15/2022[1]	599,501
430,000	Marriott International, Inc. 3.103% (LIBOR 3 Month+65 basis points), 3/8/2021[2]	431,177
	MGM Resorts International
177,000	6.750%, 10/1/2020	184,965
300,000	6.000%, 3/15/2023	325,125
90,000	Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022[6]	97,553
190,000	Service Corp. International 4.500%, 11/15/2020[1]	190,356
420,000	Toll Brothers Finance Corp. 5.875%, 2/15/2022[1]	446,250
384,000	United Continental Holdings, Inc. 4.875%, 1/15/2025	393,600
309,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	321,360
	Volkswagen Group of America Finance LLC

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$1,000,000	3.475% (LIBOR 3 Month+94 basis points), 11/12/2021[2,3]	$1,007,997
1,000,000	4.000%, 11/12/2021[3]	1,032,136
		14,225,314
	CONSUMER STAPLES — 1.2%
500,000	Anheuser-Busch InBev Worldwide, Inc. 3.344% (LIBOR 3 Month+74 basis points), 1/12/2024[2]	498,841
750,000	BAT Capital Corp. 2.297%, 8/14/2020	748,440
366,000	C&S Group Enterprises LLC 5.375%, 7/15/2022[1,3]	366,000
1,000,000	General Mills, Inc. 3.598% (LIBOR 3 Month+101 basis points), 10/17/2023[2]	1,009,824
		2,623,105
	ENERGY — 2.5%
	Antero Resources Corp.
478,000	5.375%, 11/1/2021[1]	472,025
97,000	5.125%, 12/1/2022[1]	93,120
348,000	Continental Resources, Inc. 5.000%, 9/15/2022[1]	350,856
	DCP Midstream Operating LP
280,000	4.750%, 9/30/2021[1,3]	287,000
220,000	3.875%, 3/15/2023[1]	221,650
450,000	Diamondback Energy, Inc. 4.750%, 11/1/2024[1]	462,937
	Energy Transfer Operating LP
175,000	7.500%, 10/15/2020	185,624
320,000	4.250%, 3/15/2023[1]	334,053
500,000	Kinder Morgan, Inc. 3.877% (LIBOR 3 Month+128 basis points), 1/15/2023[2]	504,630
200,000	Marathon Petroleum Corp. 5.375%, 10/1/2022[1]	203,068
225,000	NGPL PipeCo LLC 4.375%, 8/15/2022[1,3]	231,750
500,000	Phillips 66 3.120% (LIBOR 3 Month+60 basis points), 2/26/2021[1,2]	500,016
200,000	Range Resources Corp. 5.000%, 8/15/2022[1]	189,750
250,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[3]	254,063
225,000	Sabine Pass Liquefaction LLC 5.625%, 2/1/2021[1]	233,710
500,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.500%, 9/15/2024[1,3]	516,250

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$425,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.250%, 11/15/2023[1]	$425,000
165,000	Williams Cos., Inc. 3.700%, 1/15/2023[1]	170,531
		5,636,033
	FINANCIALS — 31.9%
1,000,000	ABN AMRO Bank N.V. 3.002% (LIBOR 3 Month+41 basis points), 1/19/2021[2,3,6]	1,001,173
1,175,000	AIG Global Funding 2.809% (LIBOR 3 Month+46 basis points), 6/25/2021[2,3]	1,179,392
	Ally Financial, Inc.
230,000	3.750%, 11/18/2019	230,460
400,000	4.625%, 5/19/2022	417,000
	American Express Co.
665,000	3.050% (LIBOR 3 Month+53 basis points), 5/17/2021[1,2]	667,507
1,000,000	3.140% (LIBOR 3 Month+62 basis points), 5/20/2022[1,2]	1,003,954
215,000	American International Group, Inc. 3.300%, 3/1/2021[1]	217,901
577,000	Avolon Holdings Funding Ltd. 3.950%, 7/1/2024[1,3,6]	591,183
	Bank of America Corp.
1,000,000	2.625%, 4/19/2021	1,006,233
1,000,000	3.252% (LIBOR 3 Month+66 basis points), 7/21/2021[1,2]	1,003,181
1,000,000	2.999% (LIBOR 3 Month+65 basis points), 6/25/2022[1,2]	1,002,884
1,000,000	3.004% (LIBOR 3 Month+79 basis points), 12/20/2023[1,4]	1,018,345
1,000,000	Barclays Bank PLC 2.650%, 1/11/2021[1,6]	1,002,797
1,000,000	Barclays PLC 3.904% (LIBOR 3 Month+138 basis points), 5/16/2024[1,2,6]	985,265
1,000,000	Capital One Financial Corp. 2.500%, 5/12/2020[1]	1,001,037
625,000	Capital One N.A. 2.400%, 9/5/2019[1]	624,895
374,000	CIT Group, Inc. 5.000%, 8/15/2022	396,840
2,250,000	Citibank N.A. 3.400%, 7/23/2021[1]	2,297,887
	Citigroup, Inc.
500,000	3.374% (LIBOR 3 Month+79 basis points), 1/10/2020[1,2]	501,509
500,000	3.766% (LIBOR 3 Month+119 basis points), 8/2/2021[2]	506,657
500,000	3.523% (LIBOR 3 Month+107 basis points), 12/8/2021[1,2]	505,333
1,000,000	3.543% (LIBOR 3 Month+102 basis points), 6/1/2024[1,2]	1,005,351
1,000,000	Citizens Bank N.A. 2.250%, 10/30/2020[1]	998,047

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,000,000	3.248% (LIBOR 3 Month+72 basis points), 2/14/2022[1,2]	$1,000,972
1,000,000	3.280% (LIBOR 3 Month+95 basis points), 3/29/2023[1,2]	1,004,862
	Compass Bank
1,210,000	2.750%, 9/29/2019[1]	1,209,892
1,000,000	3.181% (LIBOR 3 Month+73 basis points), 6/11/2021[1,2]	999,122
500,000	Cooperatieve Rabobank UA 3.016% (LIBOR 3 Month+43 basis points), 4/26/2021[2,6]	501,577
	Credit Suisse Group A.G.
435,000	3.574%, 1/9/2023[1,3,6]	444,116
1,000,000	3.676% (LIBOR 3 Month+124 basis points), 6/12/2024[1,2,3,6]	1,002,738
	Danske Bank A/S
1,000,000	5.000%, 1/12/2022[3,6]	1,046,047
1,000,000	3.496% (LIBOR 3 Month+106 basis points), 9/12/2023[2,3,6]	971,423
	Discover Bank
1,500,000	3.100%, 6/4/2020[1]	1,507,245
600,000	3.200%, 8/9/2021[1]	608,882
	Equinix, Inc.
250,000	5.375%, 1/1/2022[1]	256,563
225,000	5.375%, 4/1/2023[1]	229,500
279,000	First Data Corp. 5.375%, 8/15/2023[1,3]	284,022
210,000	Fly Leasing, Ltd. 6.375%, 10/15/2021[1,6]	214,988
	Goldman Sachs Group, Inc.
1,250,000	3.610% (LIBOR 3 Month+120 basis points), 9/15/2020[1,2]	1,261,992
500,000	3.688% (LIBOR 3 Month+117 basis points), 11/15/2021[1,2]	504,082
1,000,000	HSBC Bank USA N.A. 4.875%, 8/24/2020	1,027,642
	HSBC Holdings PLC
635,000	3.120% (LIBOR 3 Month+60 basis points), 5/18/2021[1,2,6]	635,502
500,000	4.181% (LIBOR 3 Month+166 basis points), 5/25/2021[2,6]	510,942
1,000,000	3.520% (LIBOR 3 Month+100 basis points), 5/18/2024[1,2,6]	1,002,663
564,000	Huntington National Bank 2.375%, 3/10/2020[1]	563,748
401,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.875%, 2/1/2022[1]	405,010
500,000	ING Groep N.V. 3.480% (LIBOR 3 Month+115 basis points), 3/29/2022[2,6]	506,103
	JPMorgan Chase & Co.
500,000	3.003% (LIBOR 3 Month+55 basis points), 3/9/2021[1,2]	500,726
1,000,000	4.500%, 1/24/2022	1,053,734
1,500,000	3.012% (LIBOR 3 Month+61 basis points), 6/18/2022[1,2]	1,502,596
1,000,000	KeyBank N.A. 2.250%, 3/16/2020	999,355

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,670,000	3.239% (LIBOR 3 Month+66 basis points), 2/1/2022[2]	$1,676,075
	Lloyds Bank PLC
1,000,000	5.800%, 1/13/2020[3,6]	1,017,847
1,000,000	3.055% (LIBOR 3 Month+49 basis points), 5/7/2021[2,6]	999,612
1,000,000	Macquarie Group Ltd. 3.189% (LIBOR 3 Month+102 basis points), 11/28/2023[1,3,4,6]	1,011,890
	Mitsubishi UFJ Financial Group, Inc.
206,000	4.400% (LIBOR 3 Month+188 basis points), 3/1/2021[2,6]	210,794
825,000	3.535%, 7/26/2021[6]	843,556
1,000,000	3.260% (LIBOR 3 Month+74 basis points), 3/2/2023[2,6]	999,492
	Morgan Stanley
750,000	3.095% (LIBOR 3 Month+55 basis points), 2/10/2021[1,2]	750,919
2,500,000	2.625%, 11/17/2021	2,515,127
500,000	3.771% (LIBOR 3 Month+118 basis points), 1/20/2022[1,2]	505,279
1,000,000	NatWest Markets PLC 4.001% (LIBOR 3 Month+140 basis points), 9/29/2022[2,3,6]	1,003,053
300,000	Navient Corp. 6.625%, 7/26/2021	317,625
	Royal Bank of Scotland Group PLC
750,000	3.988% (LIBOR 3 Month+147 basis points), 5/15/2023[1,2,6]	747,680
1,000,000	3.899% (LIBOR 3 Month+155 basis points), 6/25/2024[1,2,6]	997,820
	Santander Holdings USA, Inc.
1,980,000	4.450%, 12/3/2021[1]	2,059,548
1,000,000	3.400%, 1/18/2023[1]	1,014,740
	Santander UK PLC
560,000	2.125%, 11/3/2020[6]	557,233
1,000,000	2.876% (LIBOR 3 Month+30 basis points), 11/3/2020[2,6]	998,839
1,500,000	3.140% (LIBOR 3 Month+62 basis points), 6/1/2021[2,6]	1,503,246
300,000	Springleaf Finance Corp. 6.125%, 5/15/2022	321,750
78,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[1]	80,145
500,000	Sumitomo Mitsui Banking Corp. 2.938% (LIBOR 3 Month+35 basis points), 1/17/2020[2,6]	500,663
	Sumitomo Mitsui Financial Group, Inc.
500,000	4.133% (LIBOR 3 Month+168 basis points), 3/9/2021[2,6]	510,296
500,000	3.383% (LIBOR 3 Month+78 basis points), 7/12/2022[2,6]	502,003
900,000	SunTrust Bank 2.590% (LIBOR 3 Month+30 basis points), 1/29/2021[1,4]	900,667
360,000	Svenska Handelsbanken A.B. 2.813% (LIBOR 3 Month+36 basis points), 9/8/2020[2,6]	360,761
2,000,000	UBS A.G. 2.450%, 12/1/2020[1,3,6]	2,001,816

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	UBS Group Funding Switzerland A.G. 3.743% (LIBOR 3 Month+122 basis points), 5/23/2023[1,2,3,6]	$505,034
1,000,000	Wells Fargo & Co. 2.100%, 7/26/2021	994,579
2,250,000	Wells Fargo Bank N.A. 3.325% (LIBOR 3 Month+49 basis points), 7/23/2021[1,4]	2,271,503
1,990,000	Zions Bancorp N.A. 3.500%, 8/27/2021	2,031,062
		71,631,529
	HEALTH CARE — 6.6%
1,000,000	Abbott Laboratories 2.900%, 11/30/2021[1]	1,016,569
600,000	Anthem, Inc. 2.500%, 11/21/2020	601,195
	Bayer U.S. Finance II LLC
1,000,000	2.979% (LIBOR 3 Month+63 basis points), 6/25/2021[1,2,3]	993,285
1,000,000	3.420% (LIBOR 3 Month+101 basis points), 12/15/2023[1,2,3]	981,971
	Becton, Dickinson and Co.
500,000	2.675%, 12/15/2019	500,158
500,000	3.505% (LIBOR 3 Month+103 basis points), 6/6/2022[2]	503,344
225,000	Centene Corp. 5.625%, 2/15/2021[1]	229,219
82,000	CHS/Community Health Systems, Inc. 5.125%, 8/1/2021[1]	80,155
	Cigna Corp.
2,000,000	3.200%, 9/17/2020[3]	2,018,470
1,000,000	3.060% (LIBOR 3 Month+65 basis points), 9/17/2021[1,2,3]	1,000,422
	CVS Health Corp.
429,000	2.250%, 8/12/2019[1]	428,839
1,000,000	3.173% (LIBOR 3 Month+72 basis points), 3/9/2021[2]	1,004,409
1,000,000	3.350%, 3/9/2021	1,013,891
1,000,000	Express Scripts Holding Co. 3.274% (LIBOR 3 Month+75 basis points), 11/30/2020[1,2]	1,000,082
410,000	Gilead Sciences, Inc. 1.850%, 9/20/2019	409,512
	HCA, Inc.
300,000	6.500%, 2/15/2020	306,905
280,000	7.500%, 2/15/2022	308,700
1,000,000	McKesson Corp. 3.650%, 11/30/2020	1,020,309
490,000	Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/2019[6]	489,240
1,000,000	Takeda Pharmaceutical Co., Ltd. 4.000%, 11/26/2021[1,3,6]	1,034,700

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
		14,941,375
	INDUSTRIALS — 4.8%
$500,000	BAE Systems Holdings, Inc. 2.850%, 12/15/2020[1,3]	$501,954
500,000	General Dynamics Corp. 2.875%, 5/11/2020	502,480
	General Electric Co.
1,000,000	3.212% (LIBOR 3 Month+62 basis points), 1/9/2020[1,2]	1,001,320
1,000,000	4.375%, 9/16/2020	1,020,407
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
1,000,000	3.300%, 4/1/2021[1,3]	1,012,375
1,500,000	4.125%, 8/1/2023[1,3]	1,577,425
1,250,000	Spirit AeroSystems, Inc. 3.210% (LIBOR 3 Month+80 basis points), 6/15/2021[1,2]	1,241,681
250,000	Textron, Inc. 7.250%, 10/1/2019	252,697
270,000	United Rentals North America, Inc. 4.625%, 7/15/2023[1]	275,603
2,000,000	United Technologies Corp. 3.175% (LIBOR 3 Month+65 basis points), 8/16/2021[1,2]	2,001,258
1,500,000	Wabtec Corp. 3.710% (LIBOR 3 Month+130 basis points), 9/15/2021[1,2]	1,495,705
		10,882,905
	MATERIALS — 4.5%
200,000	Anglo American Capital PLC 4.125%, 4/15/2021[3,6]	204,579
600,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.625%, 5/15/2023[1,3,6]	609,750
403,000	Ashland LLC 4.750%, 8/15/2022[1]	421,135
750,000	Celanese U.S. Holdings LLC 5.875%, 6/15/2021	794,833
370,000	Chemours Co. 6.625%, 5/15/2023[1]	382,717
1,000,000	DowDuPont, Inc. 3.766%, 11/15/2020	1,019,139
425,000	Freeport-McMoRan, Inc. 3.875%, 3/15/2023[1]	425,000
1,665,000	Glencore Funding LLC 4.125%, 3/12/2024[1,3]	1,728,636
280,000	Kinross Gold Corp. 5.125%, 9/1/2021[1,6]	288,400
435,000	Martin Marietta Materials, Inc. 3.173% (LIBOR 3 Month+65 basis points), 5/22/2020[2]	435,015

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$200,000	NOVA Chemicals Corp. 5.250%, 8/1/2023[1,3,6]	$202,750
515,000	OI European Group B.V. 4.000%, 3/15/2023[1,3,6]	517,575
169,594	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[1]	170,018
311,000	Sealed Air Corp. 4.875%, 12/1/2022[1,3]	326,161
	Steel Dynamics, Inc.
250,000	5.125%, 10/1/2021[1]	252,605
435,000	5.250%, 4/15/2023[1]	442,613
1,000,000	Syngenta Finance N.V. 3.698%, 4/24/2020[3,6]	1,007,001
	Teck Resources, Ltd.
576,000	4.750%, 1/15/2022[1,6]	596,705
200,000	3.750%, 2/1/2023[1,6]	203,521
		10,028,153
	TECHNOLOGY — 4.0%
	Broadcom, Inc.
1,000,000	3.125%, 4/15/2021[3]	1,006,475
1,069,000	3.125%, 10/15/2022[3]	1,075,730
18,000	CDK Global, Inc. 5.000%, 10/15/2024[1]	18,855
292,000	CDW LLC / CDW Finance Corp. 5.500%, 12/1/2024[1]	312,148
379,000	CommScope Finance LLC 5.500%, 3/1/2024[1,3]	388,949
	Dell International LLC / EMC Corp.
412,000	4.420%, 6/15/2021[1,3]	424,541
307,000	5.875%, 6/15/2021[1,3]	312,096
	Hewlett Packard Enterprise Co.
304,000	3.600%, 10/15/2020[1]	308,000
1,500,000	3.500%, 10/5/2021[1]	1,535,799
28,000	IHS Markit Ltd. 5.000%, 11/1/2022[1,3,6]	29,666
406,000	IQVIA, Inc. 4.875%, 5/15/2023[1,3]	416,658
237,000	KLA-Tencor Corp. 3.375%, 11/1/2019[1]	237,437
1,000,000	Lam Research Corp. 2.750%, 3/15/2020[1]	1,000,879
770,000	Microchip Technology, Inc. 3.922%, 6/1/2021	783,818

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
	Open Text Corp.
$220,000	5.625%, 1/15/2023[1,3,6]	$226,050
	QUALCOMM, Inc.
500,000	3.313% (LIBOR 3 Month+73 basis points), 1/30/2023[2]	501,601
	Sensata Technologies B.V.
400,000	4.875%, 10/15/2023[3,6]	417,000
		8,995,702

	UTILITIES — 0.8%
	AES Corp.
450,000	4.875%, 5/15/2023[1]	457,893
	Calpine Corp.
350,000	6.000%, 1/15/2022[1,3]	351,750
	Mississippi Power Co.
1,000,000	2.961% (LIBOR 3 Month+65 basis points), 3/27/2020[1,2]	1,000,245
		1,809,888

	TOTAL CORPORATE BONDS
	(Cost $145,646,709)	147,268,823

Number of Shares
	SHORT-TERM INVESTMENTS — 4.6%
	Federated Treasury Obligations Fund - Institutional Class
10,263,679	2.190%, 7/3/2019[12]	$10,263,679
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,263,679)	10,263,679
	TOTAL INVESTMENTS — 101.5%
	(Cost $226,337,192)	228,147,167
	Liabilities in Excess of Other Assets — (1.5)%	(3,351,658)
	TOTAL NET ASSETS — 100.0%	$224,795,509

LLC – Limited Liability Company

LP – Limited Partnership

ULC – Unlimited Liability Corporation

IO – Interest Only

PLC – Public Limited Company

[1]	Callable.

[2]	Floating rate security.

[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $83,859,765, which represents 37.3% of total net assets of the Fund.

[4]	Variable rate security.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

[5]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rank. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[6]	Foreign security denominated in U.S. Dollars.
[7]	All or a portion of the loan is unfunded.

[8]	Denotes investments purchased on a when-issued or delayed delivery basis.
[9]	Interest-only security.

[10]	Illiquid security. The total illiquid securities represent 0.1% of Net Assets. Total value of these securities is $112,877.

[11]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.1% of Net Assets. The total value of these securities is $112,877.

[12]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
SUMMARY OF INVESTMENTS
As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	31.9%
Health Care	6.6%
Consumer Discretionary	6.3%
Industrials	4.8%
Materials	4.5%
Technology	4.0%
Communications	2.9%
Energy	2.5%
Consumer Staples	1.2%
Utilities	0.8%
Total Corporate Bonds	65.5%
Asset-Backed Securities	18.1%
Bank Loans	8.5%
Commercial Mortgage-Backed Securities	4.8%
Short-Term Investments	4.6%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2019

Assets:
Investments, at value (cost $226,337,192)	$228,147,167
Cash	19,570
Receivables:
Investment securities sold	5,095
Fund shares sold	1,257,498
Dividends and interest	1,424,749
Prepaid expenses	25,421
Total assets	230,879,500

Liabilities:
Payables:
Investment securities purchased	3,136,109
Fund shares redeemed	2,731,784
Advisory fees	33,419
Distribution fees - Class A & Class C (Note 8)	11,599
Shareholder servicing fees (Note 7)	20,337
Fund accounting and administration fees	67,655
Transfer agent fees and expenses	24,295
Auditing fees	22,710
Custody fees	6,706
Trustees' deferred compensation (Note 3)	3,008
Chief Compliance Officer fees	1,365
Trustees' fees and expenses	169
Accrued other expenses	24,835
Total liabilities	6,083,991

Net Assets	$224,795,509

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$222,672,251
Total distributable earnings	2,123,258
Net Assets	$224,795,509

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$27,919,619
Number of shares issued and outstanding	2,778,226
Net asset value per share[1]	$10.05
Maximum sales charge (2.50% of offering price)[2]	0.26
Maximum offering price to public	$10.31

Class C Shares:
Net assets applicable to shares outstanding	$6,634,089
Number of shares issued and outstanding	661,535
Net asset value per share[3]	$10.03

Class I Shares:
Net assets applicable to shares outstanding	$190,241,801
Number of shares issued and outstanding	18,901,830
Net asset value per share	$10.06

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge may be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

Investment Income:
Interest	$7,202,399
Total investment income	7,202,399

Expenses:
Advisory fees	778,083
Fund accounting and administration fees	271,634
Shareholder servicing fees (Note 7)	130,177
Registration fees	111,243
Transfer agent fees and expenses	79,478
Distribution fees - Class A (Note 8)	73,887
Distribution fees - Class C (Note 8)	72,520
Custody fees	30,423
Shareholder reporting fees	24,459
Auditing fees	22,935
Legal fees	18,759
Miscellaneous	16,484
Chief Compliance Officer fees	11,853
Trustees' fees and expenses	9,337
Insurance fees	1,666
Total expenses	1,652,938
Advisory fees waived	(298,455)
Net expenses	1,354,483
Net investment income	5,847,916

Realized and Unrealized Gain:
Net realized gain on investments	23,106
Net change in unrealized appreciation/depreciation on investments	2,428,042
Net realized and unrealized gain	2,451,148

Net Increase in Net Assets from Operations	$8,299,064

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,847,916	$2,635,819
Net realized gain on investments	23,106	65,035
Net change in unrealized appreciation/depreciation on investments	2,428,042	(1,137,954)
Net increase in net assets resulting from operations	8,299,064	1,562,900

Distributions to Shareholders:
Distributions:[1]
Class A	(769,535)
Class C	(135,399)
Class I	(4,763,332)
From net investment income:
Class A		(287,445)
Class C		(63,535)
Class I		(2,073,158)
Total distributions to shareholders	(5,668,266)	(2,424,138)

Capital Transactions:
Net proceeds from shares sold:
Class A	28,389,407	18,531,293
Class C	828,440	5,589,571
Class I	116,855,511	155,638,872
Reinvestment of distributions:
Class A	707,268	200,340
Class C	125,522	47,842
Class I	4,709,300	1,820,065
Cost of shares redeemed
Class A2	(22,022,907)	(12,359,387)
Class C3	(2,133,273)	(1,054,579)
Class I4	(86,380,818)	(78,631,489)
Net increase in net assets from capital transactions	41,078,450	89,782,528

Total increase in net assets	43,709,248	88,921,290

Net Assets:
Beginning of period	181,086,261	92,164,971
End of period[5]	$224,795,509	$181,086,261

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Capital Share Transactions:
Shares sold:
Class A	2,857,718	1,858,801
Class C	83,462	560,877
Class I	11,740,528	15,592,454
Shares reinvested:
Class A	71,249	20,117
Class C	12,663	4,812
Class I	473,666	182,505
Shares redeemed
Class A	(2,214,975)	(1,238,692)
Class C	(214,763)	(105,913)
Class I	(8,679,912)	(7,872,306)
Net increase from capital share transactions	4,129,636	9,002,655

[1]	The SEC eliminated the requirements to disclose components of distributions paid to shareholders in 2018.

[2]	Net of redemption fee proceeds of $2,533 and $4,436, respectively.

[3]	Net of redemption fee proceeds of $3 and $0, respectively.

[4]	Net of redemption fee proceeds of $144 and $20,493, respectively.

[5]	For the year ended June 30, 2018, net assets included accumulated undistributed net investment income of $352,473. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.93	$10.00	$9.92	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.27	0.19	0.19	0.20	0.16
Net realized and unrealized gain (loss)	0.11	(0.08)	0.09	(0.03)	(0.05)
Total from investment operations	0.38	0.11	0.28	0.17	0.11

Less Distributions:
From net investment income	(0.26)	(0.18)	(0.20)	(0.19)	(0.17)
From net realized gain	-	-	-	-	- [2]
Total distributions	(0.26)	(0.18)	(0.20)	(0.19)	(0.17)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	-

Net asset value, end of period	$10.05	$9.93	$10.00	$9.92	$9.94

Total return[3]	3.89%	1.09%	2.89%	1.70%	1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,920	$20,500	$14,234	$1,568	$251

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.99%	1.18%	1.38%	1.28%	1.46%
After fees waived and expenses absorbed	0.84%	0.80%	0.52%	0.33%	0.26%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.53%	1.55%	1.04%	1.07%	0.40%
After fees waived and expenses absorbed	2.68%	1.93%	1.90%	2.02%	1.60%

Portfolio turnover rate	33%	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.91	$9.98	$9.90	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.12	0.11	0.13	0.08
Net realized and unrealized gain (loss)	0.11	(0.08)	0.10	(0.03)	(0.04)
Total from investment operations	0.30	0.04	0.21	0.10	0.04

Less Distributions:
From net investment income	(0.18)	(0.11)	(0.13)	(0.14)	(0.10)
From net realized gain	-	-	-	-	- [2]
Total distributions	(0.18)	(0.11)	(0.13)	(0.14)	(0.10)

Redemption fee proceeds[1]	- [2]	-	- [2]	-	-

Net asset value, end of period	$10.03	$9.91	$9.98	$9.90	$9.94

Total return[3]	3.12%	0.38%	2.15%	0.97%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,634	$7,732	$3,198	$1,180	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.74%	1.93%	2.13%	2.03%	2.21%
After fees waived and expenses absorbed	1.59%	1.55%	1.27%	1.08%	1.01%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.78%	0.80%	0.29%	0.32%	(0.35)%
After fees waived and expenses absorbed	1.93%	1.18%	1.15%	1.27%	0.85%

Portfolio turnover rate	33%	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.95	$10.01	$9.93	$9.95	$10.00
Income from Investment Operations:
Net investment income[1]	0.29	0.22	0.21	0.22	0.18
Net realized and unrealized gain (loss)	0.10	(0.08)	0.10	(0.03)	(0.04)
Total from investment operations	0.39	0.14	0.31	0.19	0.14

Less Distributions:
From net investment income	(0.28)	(0.20)	(0.23)	(0.21)	(0.19)
From net realized gain	-	-	-	-	- [2]
Total distributions	(0.28)	(0.20)	(0.23)	(0.21)	(0.19)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$10.06	$9.95	$10.01	$9.93	$9.95

Total return[3]	4.04%	1.45%	3.12%	1.94%	1.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,242	$152,854	$74,733	$61,133	$51,438

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.74%	0.93%	1.13%	1.03%	1.21%
After fees waived and expenses absorbed	0.59%	0.55%	0.27%	0.08%	0.01%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.78%	1.80%	1.29%	1.32%	0.65%
After fees waived and expenses absorbed	2.93%	2.18%	2.15%	2.27%	1.85%

Portfolio turnover rate	33%	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees. Prior to January 15, 2015, short-term securities with remaining maturities of sixty days or less were valued at amortized cost, which approximates market value. Effective January 15, 2015, the Fund elected to no longer use amortized cost valuation method for those securities.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2028 and it may be terminated before that date only by the Trust's Board of Trustees.

Prior to January 31, 2018, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2019, the Advisor waived a portion of its advisory fees totaling $298,455. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2019, the amount of these potentially recoverable expenses was $882,595. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2020	$188,664
2021	395,476
2022	298,455
Total	$882,595

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2019, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$226,337,192

Gross unrealized appreciation	$2,240,515
Gross unrealized depreciation	(430,540)

Net unrealized appreciation on investments	$1,809,975

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$497,775
Undistributed long-term capital gains	-
Tax accumulated earnings	497,755

Accumulated capital and other losses	(184,492)
Unrealized appreciation on investments	1,809,975
Total accumulated earnings	$2,123,258

The tax character of the distribution paid during the fiscal years ended June 30, 2019 and June 30, 2018, were as follows:

Distributions paid from:	2019	2018
Ordinary income	$5,668,266	$2,424,138
Net long-term capital gains	-	-
Total distributions paid	$5,668,266	$2,424,138

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

At June 30, 2019, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$59,036
Long-term	122,448
Total	$181,484

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended June 30, 2019 and the year ended June 30, 2018, the Fund received $2,680 and $24,929, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$101,918,682	$64,705,452

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2019, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$40,712,171	$-	$40,712,171
Bank Loans	-	19,026,715	-	19,026,715
Commercial Mortgage-Backed Securities	-	10,762,902	112,877	10,875,779
Corporate Bonds[1]	-	147,268,823	-	147,268,823
Short-Term Investments	10,263,679	-	-	10,263,679
Total Investments	$10,263,679	$217,770,611	$112,877	$228,147,167

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of June 30, 2018	$377,246
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	6,002
Net purchases	-
Net sales	(186,436)
Principal paydown	(83,935)
Balance as of June 30, 2019	$112,877

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2019.

	Fair Value	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
Commercial Mortgage- Backed Securities	$112,877	Market Approach	Single Broker Indicative Quote	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

AAM/HIMCO Short Duration Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2019

[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	Investment Managers Series Trust (includes 60 portfolios).
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	Investment Managers Series Trust (includes 60 portfolios).

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Maureen Quill [a]* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present), EVP/Executive President Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President, (December 2013 – June 2014). Investment Managers Series Trust.	5	Investment Managers Series Trust (includes 60 portfolios).

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM Insight Select Income Fund, AAM/HIMCO Global Enhanced Dividend Fund, and the AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 13, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”), with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended December 31, 2018; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns and the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index return. The Fund’s total return for the one-year period was below the Fund Universe and Peer Group median returns and the Bloomberg Barclays Index return by 0.06%, 0.09%, and 0.53%, respectively. The Fund received five-star ratings from Morningstar for 2017 and 2018. The Trustees considered the Investment Advisor’s explanation that the volatility in the fourth quarter detracted from the Fund’s performance over the one-year period. The Trustees also considered Broadridge’s observation that the Fund’s below-average duration provided stability during the volatile interest rate environment over the one-year period.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was slightly higher than both the Peer Group and Fund Universe medians by 0.03%. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than both the Peer Group and Fund Universe medians by 0.09%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2018, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Fund, and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Hartford Investment Management Company

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Board also noted that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using the Sub-Advisor’s short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HIMCO Short Duration Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/19	6/30/19	1/1/19 – 6/30/19
Class A	Actual Performance	$1,000.00	$1,033.40	$4.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.21
Class C	Actual Performance	1,000.00	1,029.20	8.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95
Class I	Actual Performance	1,000.00	1,034.40	2.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

*	Expenses are equal to the Fund’s annualized expense ratios of 0.84%, 1.59% and 0.59% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund

 A series of Investment Managers Series Trust

Investment Advisor

 Advisors Asset Management, Inc.

 18925 Base Camp Road, Suite 203

 Monument, Colorado 80132

Sub-Advisor

 Hartford Investment Management Company

One Hartford Plaza

 Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

 Tait, Weller & Baker LLP

 Two Liberty Place

50 South 16th Street, Suite 2900

 Philadelphia, Pennsylvania 19102

Custodian

 UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

 Kansas City, Missouri 64106

Fund Co-Administrator

 Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

 UMB Fund Services, Inc.

235 West Galena Street

 Milwaukee, Wisconsin 53212

Distributor

 IMST Distributors, LLC

 Three Canal Plaza, Suite 100

Portland, Maine 04101

 www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

 P.O. Box 2175

 Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2019	FYE 06/30/2018
Audit Fees	$19, 700	$19,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registr

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2019	FYE 06/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2019	FYE 06/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/9/19